UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2005
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Transcript of Conference Call

Item 2.02 Disclosure of Results of Operations and Financial Condition.
     On October 20, 2005, Winland Electronics, Inc. held a conference call regarding its 2005 third quarter financial results. A transcript of this conference call is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements: None.
     (b) Pro forma financial information: None.
     (c) Exhibits:
  99.1 October 20, 2005 Transcript of Conference Call

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 24, 2005

WINLAND ELECTRONICS, INC.
By /s/ Lorin E. Krueger
Lorin E. Krueger
President and Chief Executive Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
October 20, 2005	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
99.1	October 20, 2005 Transcript of Conference Call

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